UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 16, 2012

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2012, the Board of Directors (“Board”) of ON Semiconductor Corporation (“Company”) approved and adopted amendments to the Company’s Amended and Restated Bylaws (“New Amended and Restated Bylaws”) that implement a majority voting standard whereby each director is elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present, except in the case where the number of nominees exceeds the number of directors to be elected, in which case directors will be elected by the vote of a plurality of the votes cast. A majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). The New Amended and Restated Bylaws became effective on February 16, 2012.

The above description is only a summary and is qualified in its entirety by reference to the full text of the amendments, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

Corporate Governance Principles

On February 16, 2012, the Board approved and adopted certain amendments to the Company’s Corporate Governance Principles (“Amended and Restated Corporate Governance Principles”) to (i) address the majority voting standard adopted in the Bylaws, (ii) increase the stock ownership guidelines for directors and the Chief Executive Officer from two to five times their annual retainer in the case of directors and three to five times base salary in the case of the Chief Executive Officer, in each case subject to certain phase in periods set forth in the Amended and Restated Corporate Governance Principles, and (iii) make certain other changes as reflected in the Amended and Restated Corporate Governance Principles.

The above description is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Corporate Governance Principles. A copy of the Amended and Restated Corporate Governance Principles can be found on the Company’s website at www.onsemi.com under the “Investors” tab and then “Corporate Governance”.

Annual Meeting Date

On February 16, 2012, the Board established Tuesday, May 15, 2012 as the date for the Company’s 2012 annual meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Bylaws of ON Semiconductor Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: February 17, 2012	By:	/s/ George H. Cave
George H. Cave
Senior Vice President, General Counsel, Chief Compliance & Ethics Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Bylaws of ON Semiconductor Corporation

4